EMPLOYEE BENEFIT PLANS AND COLLECTIVE BARGAINING AGREEMENTS - Schedule of Assumptions Used (Details)	12 Months Ended
	Feb. 29, 2020	Feb. 23, 2019
Weighted Average Assumptions Used in Calculating Benefit Obligation [Abstract]
Discount rate	2.83%	4.17%
Rate of compensation increase	3.02%	2.87%
Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost [Abstract]
Discount rate	4.17%	4.12%
Expected return on plan assets:	6.36%	6.38%